SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            September 2, 2003

PINNACLE WEST CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	1-8962	86-0512431
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona	85072-3999
(Address of principal executive offices)	(Zip Code)

(602) 250-1000

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description
99.1	Pinnacle West Capital Corporation (the "Company") slide presentation to investors and analysts at Lehman Brothers Energy/Power Conference to be held in New York, New York on September 2-4, 2003.

Item 9.  Regulation FD Disclosure

Analyst Meeting

                The Company is participating in Lehman Brothers Energy/Power Conference on September 2-4, 2003.  Copies of the slides to be presented at this conference are attached hereto as Exhibit 99.1.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: September 2, 2003	By:	Barbara M. Gomez
Barbara M. Gomez
Treasurer